UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2020

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 2.02    Results of Operations and Financial Condition
Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information for the three and nine months ended September 30, 2020 regarding (i) the impact of changes in the fair value of derivative instruments on its results of operations and certain other information regarding its derivative instruments, (ii) the average realized prices for oil, NGLs and gas for the three months ended September 30, 2020, (iii) the effect of divestiture contingent consideration on its results of operations, (iv) the impact of the change in fair value of investment in affiliate on its results of operations and (v) the net effect of third party purchases and sales of oil and gas on its results of operations.
Derivative Activity
The following table summarizes the net derivative results that the Company expects to report in its earnings for the three and nine months ended September 30, 2020:

	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2020
	(in millions)
Noncash changes in fair value:
Oil derivative gain (loss), net	$47	$(5)
Gas derivative loss, net	(23)	(23)
Total noncash derivative gain (loss), net	24	(28)

Net cash receipts (payments) on settled derivative instruments:
Oil derivative receipts (payments) (a)	(79)	112
Gas derivative payments	(2)	(2)
Interest rate derivative payments	—	(22)
Total cash receipts (payments) on settled derivative instruments, net	(81)	88
Total derivative gain (loss), net	$(57)	$60
_____________________
(a)Includes the effect of liquidating certain of the Company's 2021 Brent collar contracts with short puts for cash payments of $43 million for the three months ended September 30, 2020 and certain of the Company's 2020 and 2021 Brent collar contracts with short puts for cash payments of $11 million for the nine months ended September 30, 2020.

Commodity Price Realizations
During the three months ended September 30, 2020, the Company expects the average realized price for oil to be $39.22 per barrel, the average realized price for NGLs to be $16.93 per barrel and the average realized price for gas to be $1.74 per thousand cubic feet. These prices exclude the effects of derivatives.
Divestiture Contingent Consideration
The Company was entitled to receive contingent consideration associated with the sale in 2019 of its Eagle Ford and other remaining assets in South Texas. During the three months ended September 30, 2020, the Company received $49 million to settle the contingent consideration. The Company expects to report a gain of $22 million for the three months ended September 30, 2020 associated with the settlement of the contingent consideration.
Investment in Affiliate
The Company owns 16.6 million shares of ProPetro Holding Corp. ("ProPetro"), which is measured on a recurring basis at fair value. The Company expects to report noncash losses of $18 million and $119 million on its investment in ProPetro for the three and nine months ended September 30, 2020, respectively.
Sales of Purchased Oil and Gas
The Company enters into pipeline capacity commitments in order to secure available oil, NGLs and gas transportation capacity from the Company's areas of production. The Company enters into purchase transactions with third parties and separate sale transactions with third parties to diversify a portion of the Company's oil and gas sales to Gulf Coast refineries and Gulf Coast and West Coast gas markets, international export markets and to satisfy unused gas pipeline capacity commitments. The Company expects the net effect of third party purchases and sales of oil and gas for the three and nine months ended September 30, 2020 to result in losses of $63 million and $207 million, respectively.
Item 7.01    Regulation FD Disclosure
The Company's open commodity oil and gas derivative positions as of October 21, 2020 are as follows:

	2020	Year Ending December 31, 2021
	Fourth Quarter
Average daily oil production associated with derivatives (Bbl)
Brent collar contracts with short puts: (a)
Volume	115,500	—
Price:
Ceiling	$69.78	$—
Floor	$62.06	$—
Short put	$53.56	$—
Brent swap contracts:
Volume	155,200	—
Price	$36.47	$—
Brent call contracts sold:
Volume (b)	—	20,000
Price	$—	$69.74
Brent collar contracts with short puts:
Volume	30,000	96,000
Price:
Ceiling	$43.09	$50.61
Floor	$34.83	$44.79
Short put	$24.83	$34.88
Average daily gas production associated with derivatives (MMBtu)
NYMEX swap contracts:
Volume	16,739	152,466
Price	$2.43	$2.66
NYMEX collar contracts:
Volume	—	150,000
Price:
Call	$—	$3.15
Put	$—	$2.50
Basis swap contracts:
Permian Basin index swap volume (c)	16,739	2,466
Price differential	$(1.59)	$(1.46)
____________________
(a)Represents collar contracts with short puts that were entered into prior to the March 2020 oil price decline. During and subsequent to March 2020, the Company entered into incremental swap contracts and collar contracts with short puts to provide additional downside protection for its remaining 2020 volumes.
(b)The referenced call contracts were sold in exchange for higher ceiling prices on certain 2020 collar contracts.
(c)The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells its Permian Basin gas and the NYMEX index price used in swap contracts.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining, storage and export facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, investment instruments and derivative contracts and purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks, ability to implement stock repurchases, the risks associated with the ownership and operation of the Company's oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the United States Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	October 22, 2020